                                                                  EXHIBIT 10.1.9

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is entered into as of October 1st
2003 by and between Ormat Technologies Inc. Delaware Corporation ("OTI" or
"Borrower") and Ormat Industries Ltd., an Israeli Corporation, ("Ormat" or
Lender") in effect from January 1st, 2003.

                                    RECITALS

A.   At Borrower's request, Ormat is willing to make a loan to Borrower.

B.   The parties desire or set forth their mutual understanding with respect to the loan.

     The parties therefore agree as follows:

1.   LOAN

     (a)       Lender hereby agrees to make a loan to Borrower in one or more advances up to a total aggregate amount of up to $150,000,000 USD (One
          Hundred & Fifty Million United States Dollars) (the "Loan"), pursuant to the terms and conditions set forth in this Agreement.

     (b)    If Borrower elects to borrow any funds from Lender, then within 5
          (five) business days of a written request from Borrower for an advance, Lender shall consider making such advance in accordance with the terms hereof. Lender shall note on Schedule A attached hereto the date and amount of each advance and the total of all unpaid advances shall be the outstanding balance of the Loan.

2.   USE OF PROCEEDS

          Borrower may use the proceeds of the Loan in connection with its general corporate activities and investments.

3.   PAYMENT

     (a)       Schedule B defines the repayment schedule by combining the advances made to an aggregate principle amount to be repaid on each due date ("Aggregate Amount") Borrower shall repay the Loan and accrued interest in accordance with Section 5 below in full in accordance with specific schedules agreed upon payment dates according to schedule B attached ("Minimum Repayment Dates") and in any event on or before June 5th, 2010.

     (b)       Upon repayment of the Loan and accrued interest, amounts repaid shall be applied first against costs, damages and expenses due Lender, then against amounts due for accrued interest and, thereafter, against overdue principle and then against the first principle Loan amounts becoming due, after the date of the prepayment, in accordance with
          Schedule B. A partial repayment of an Aggregate Amount shall be allocated in a pari passu manner between the Advances constituting that Aggregate Amount.

     (c)       Borrower may at any time, upon prior written notice of 2 (two)
          business days, prepay the Loan and accrued interest in whole or in part.

     (d)       All amounts payable hereunder shall be payable at the Lender's address listed below or other place of payment as directed by Lender.

4.   REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender as follows:

     (a)       Borrower is a company duly organized and validly existing under the laws of Delaware and is in good standing under the laws of that nation. Borrower has all requisite power and authority to own and lease its property, to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement.

     (b)       This Agreement has been duly executed and delivered by Lender and constitutes valid and binding obligations of Borrower, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors'
          rights generally.

     (c)       Borrower is not in violation or default of any provision of its organizational documents, of any indenture, agreement, instrument, judgment, order, writ, decree or contract to which it is a party or by which it or any of its properties, assets or rights is bound or affected or of any statute, rule or regulation applicable to Borrower which violation or default would have a material adverse effect on
          Borrower's business or property. The execution, delivery and performance of this Agreement by Borrower and the consummation of the transactions contemplated thereby will not result in any such violation by Borrower of, require any consent to be obtained by
          Borrower under, be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default by Borrower under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance.

     (d)       There are no actions, suits, investigations or proceedings pending or, to the knowledge of Borrower, threatened against Borrower before or by any governmental department, commission board, bureau, agency or instrumentality, or before any arbitrator or arbitration board which may have a material adverse effect on the assets or financial condition of the Borrower.

5.   NATURE OF THE LOAN

     (a)       The loan and accrued interest shall be repaid in full on or before the Minimum Repayment Date, or as specifically stated in
          Schedule B per advance.

     (b)       Interest on the Loan shall be calculated on the balance from the date of the receipt of each advance until the date of payment at a rate per annum of Lender's average effective interest rate plus 0.3%
          percent in United States Dollars, which represents a rate of 7.5% for the advances made during year 2003. All computations of interest shall be made by the Lender on the year basis of 360 days.

     (c)       Borrower shall pay or cause to be paid all present and future taxes, duties and other charges of whatsoever nature levied or imposed by the government of Israel or any jurisdiction through or out of which a payment is made on or in connection with any and all amounts due under this Agreement,

               All payments of principal and interest due under this Agreement shall be made without deduction for or on account, and free and clear, of any such taxes, duties or other charges other than withholding income tax pertaining to the Lender, if applicable in the Borrower's country and provided that Borrower will provide a certificate indicating such a transaction.

     (d)       Nothing contained in this Agreement shall impair the validity of the Loan or in any way impair the rights of Lender to exercise all remedies available to it under law.

6.   DEFAULT

               The occurrence of one or more of the following events shall constitute a default under this Agreement ("Event of Default").

     (a)       Borrower's failure to pay the Loan and accrued interest in full or in part as it becomes due and payable, and such failure shall not be cured within 10 (ten) business days after Lender gives written notice thereof to Borrower;

     (b)       Borrower's failure to comply with any of its obligations an undertakings under this Agreement;

     (c)       Any representation, warranty or covenant made herein shall prove to have been false or misleading in any material respect when made;

     (d)       Borrower's application for, consent to or acquiescence in the appointment of a trustee, receiver, liquidator, assignee, or other similar official Borrower or

               Borrower's property, or the making of a general assignment for the benefit of creditors, or the filing of a petition or an answer seeking reorganization in proceeding under any bankruptcy or other insolvency law, or the making of an agreement, composition, extension or adjustment with its creditors; or

     (e)       Any bankruptcy, reorganization, debt arrangement or other
          proceeding under any bankruptcy or other insolvency law being instituted by or Borrower and not dismissed within 60 (sixty) days thereafter.

7.   REMEDIES

               Upon the occurrence of an Event of Default hereunder, all amounts outstanding under the Loan and accrued interest shall, at the option of Lender, become immediately due and payable upon Lender's written notice to Borrower. If Lender elects to declare all amounts immediately due and payable, then Lender shall be entitled to exercise all rights and remedies available to it under law. In addition, upon the occurrence of an Event of Default and so long as such Event of
          Default is continuing, Lender shall be under no obligation to make additional advances pursuant to Subsection 2(b) above.

8.   NOTICE

               Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing, delivered in person, or mailed by certified or

          registered mail, return receipt requested, or transmitted by facsimile transmission with electronic confirmation of receipt to the addressee's address or facsimile number set forth below (or such other address of facsimile number as the party changing its address specifies in a notice to the other parties):

               If to Ormat Technologies Inc.
               980 Greg Street
               Sparks, NV 89431-6030, USA
               Attention: President
               Telephone:  1-702-356-9029
               Facsimile:  1-702-356-9039

               If to Ormat Industries Ltd.
               P.O. Box 68
               Yavne 81100 Israel
               Attention:  President
               Telephone:  972-8-9433702
               Facsimile:  972-8-9439901

          Notice shall be deemed given the earlier of when actually received and three days after Notice is sent in accordance with the above.

9.   MODIFICATION; ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT

               No change or modification of this Agreement shall be valid unless it is in writing and signed by both Lender and Borrower. This
          Agreement sets forth the entire agreement and understanding among the parties as to the subject matter treated herein and merges and supersedes all prior discussions, agreements and understandings.

10.  INVALID PROVISION

               The invalidity or unenforceability of any provision of this
          Agreement shall not affect

          the other provisions, hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

11.  INTERPRETATION

               This Agreement and each of the terms and provisions hereof are deemed to have been explicitly negotiated among the parties and the language in all parts of this Agreement shall in all cases be construed according to its fair meaning and not strictly for or against any party.

12.  COUNTERPARTS

               This Agreement May be signed in two or more counterparts, each of which shall be deemed an original, and all of which, taken together shall be deemed one and the same document.

13.  APPLICABLE LAW

               This Agreement shall be governed by, and interpreted and
          construed under the laws of Israel.

14.  EXPENSES AND ATTORNEY'S FEES

               In the event that any party to this Agreement brings an action or proceeding for the declaration of rights of the parties hereunder, for injunctive relief, for an alleged breach or default of or any other action arising out of this Agreement, the non-prevailing party in any action pursued in courts of competent jurisdiction (the finality of which is not legally contested) shall pay to the prevailing party all reasonable costs, damages, and expenses including attorney's fees expended or incurred in connection therewith.

15.  SURVIVAL

               The representations, warranties, covenants and agreement made by the parties hereto in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

16.  SUCCESSORS AND ASSIGNS

               Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall insure to the benefit of, and be binding upon, the successors an designs of the parties to this
          Agreement; provided that Lender shall not be obligated to make advances under Section 1 of this Agreement to any successor or assign of Borrower, but may do so pursuant to the terms of this Agreement as
          Lender's sole discretion.

17.  TITLES

               The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this
          Agreement.

               IN WITNESS WHEREOF, the parties hereto make this Agreement as of the date first set forth above.

                                       ORMAT TECHNOLOGIES, INC.

                                       By:  /s/ Connie Stechman
                                           ------------------------------------

                                       Its: Vice President
                                           ------------------------------------

                                       ORMAT INDUSTRIES LTD.

                                       By:  /s/ Indecipherable
                                           ------------------------------------

                                       Its: Managing Director
                                           ------------------------------------

                                   SCHEDULE A

                      ADVANCES TO ORMAT TECHNOLOGIES, INC.

                          by Ormat Industries Ltd. on:

Date         Loan Amount
----------   -----------
08/04/2003    12,000,000
16/4/2003     15,000,000
02/10/2003     5,000,000
30/11/2003    51,000,000
31/12/2003    43,339,467
Total        126,339,467

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                     SCHEDULE B - MINIMUM REPAYMENT SCHEDULE

----------------------------------------------------------------------------------------------------------
  DATE     AGGREGATE AMOUNT   ADVANCE #1   ADVANCE #2   ADVANCE #3   ADVANCE #4    ADVANCE #5   ADVANCE #6
----------------------------------------------------------------------------------------------------------

 2-28-05        7,000,000      2,400,000    3,000,000    1,000,000       600,000
----------------------------------------------------------------------------------------------------------
12-31-05       10,834,867                                                          10,834,867
----------------------------------------------------------------------------------------------------------
 2-28-06        7,000,000      2,400,000    3,000,000    1,000,000       600,000
----------------------------------------------------------------------------------------------------------
  6-5-06        9,600,000                                              9,600,000
----------------------------------------------------------------------------------------------------------
12-31-06       10,834,867                                                          10,834,867
----------------------------------------------------------------------------------------------------------
 2-28-07        7,000,000      2,400,000    3,000,000    1,000,000       600,000
----------------------------------------------------------------------------------------------------------
  6-5-07        9,600,000                                              9,600,000
----------------------------------------------------------------------------------------------------------
12-31-07       10,834,867                                                          10,834,867
----------------------------------------------------------------------------------------------------------
 2-28-08        7,000,000      2,400,000    3,000,000    1,000,000       600,000
----------------------------------------------------------------------------------------------------------
  6-5-08        9,600,000                                              9,600,000
----------------------------------------------------------------------------------------------------------
12-31-08       10,834,867                                                          10,834,867
----------------------------------------------------------------------------------------------------------
 2-28-09        7,000,000      2,400,000    3,000,000    1,000,000       600,000
----------------------------------------------------------------------------------------------------------
  6-5-09        9,600,000                                              9,600,000
----------------------------------------------------------------------------------------------------------
  6-5-10        9,600,000                                              9,600,000
----------------------------------------------------------------------------------------------------------
              126,339,467     12,000,000   15,000,000    5,000,000    51,000,000   43,339,468
----------------------------------------------------------------------------------------------------------

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